SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         June 8, 2000
                                                  ------------------------------

                                  PFSWEB, INC.
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               (Exact name of registrant as specified in its charter)


 Delaware                     000-28275                           75-2837058
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(State or other              (Commission                        (IRS Employer
jurisdiction                  File Number)                   Identification No.)
of incorporation)



   500 North Central Expressway
   Plano, Texas                                                      75074
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   (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:        (972) 881-0733
                                                   -----------------------------


                                     Page 1
                             This document consists
                                   of 4 pages.
           The exhibit index is contained on page 4 of this document.

                                 Not applicable
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Item 5.  Other Events.
         ------------

         On June 8, 2000, the Board of Directors of Daisytek International Corporation announced the declaration of a distribution to its stockholders of record as of June 19, 2000 of all of its 14,305,000 shares of Common Stock of PFSWeb, Inc. (the "Company"), which distribution will be payable at the close of business on July 6, 2000. For a further description, see the Press Release attached hereto as Exhibit 99. On June 8, 2000, the Board of Directors of the Company declared a dividend of one Preferred Share Purchase Right on each outstanding share of Common Stock to shareholders of record as of the close of business on July 6, 2000. For a fruther description of the Rights, see the Press Release attached hereto as Exhibit 99 and the Summary of Rights to Purchase Series A Preferred Stock attached as Exhibit C to the Rights Agreement attached hereto as Exhibit 4.

Item 7.  Exhibits.
         --------

         (c)  Exhibits.

          4    Rights Agreement, dated as of June 8,
               2000, between the Company and
               ChaseMellon Shareholder Services, LLC,
               which includes the Certificate of
               Designations in respect of the Series A
               Preferred Stock as Exhibit A, the form
               of Right Certificate as Exhibit B and
               the Summary of Rights to Purchase Series
               A Preferred Stock as Exhibit C. Pursuant to the Rights Agreement, Right
               Certificates will not be mailed until
               after the Separation Date (as defined
               therein).

          99   Press Release, dated June 8, 2000,
               announcing the adoption of the Rights
               Agreement and the dividend distribution
               of the Rights.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  PFSWEB, INC.



                                  By   /s/ Thomas J.Madden
                                    --------------------------------------
                                     Name: Thomas J. Madden
                                     Title: Vice President - Finance, Chief
                                      Financial and Accounting Officer


                                  By   /s/ Harvey Achatz
                                    --------------------------------------
                                     Name: Harvey Achatz
                                     Title: Secretary


Dated: June 14, 2000

                                  EXHIBIT INDEX



                                                               Sequentially
Exhibit                                                        Numbered
Number             Exhibit                                     Page
-------            -------                                     ------------

4                  Rights Agreement, dated as of June 8,
                   2000, between the Company and
                   ChaseMellon Shareholder Services, LLC,
                   which includes the Certificate of
                   Designation in respect of the Series A
                   Preferred Stock as Exhibit A, the form
                   of Right Certificates as Exhibit B and
                   the Summary of Rights to Purchase Series
                   A Preferred Stock as Exhibit C. Pursuant to the Rights Agreement, Right
                   Certificates will not be mailed until
                   after the Separation Date (as defined
                   therein). 99 Press Release, dated June
                   8, 2000, announcing the adoption of the
                   Rights Agreement and the dividend
                   distribution of the Rights.